EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Ambassadors Group, Inc., (the “Company”) on Form 10-K for the period ending December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Philip B. Livingston, chief executive officer of the Company, and Lisa N. Netz, vice president, finance and secretary, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Philip B. Livingston
Philip B. Livingston
Chief Executive Officer
(Principal Executive Officer)

/s/ Lisa N. Netz
Lisa N. Netz
Vice President, Finance and Secretary
(Principal Financial Officer and Principal Accounting Officer)